UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2009

KEEWATIN WINDPOWER CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52410
(Commission File Number)

N/A
(IRS Employer Identification No.)

Suite 617, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8
(Address of principal executive offices and Zip Code)

(604) 601-2070
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Closing of Acquisition of Sky Harvest Windpower Corp.

On July 13, 2009 Keewatin Windpower Corp. (“Keewatin”) completed the acquisition of all of the issued and outstanding shares of Sky Harvest Windpower Corp (“Sky Harvest”). Sky Harvest is a private company incorporated under the laws of Canada in the business of wind power generation. Closing of the acquisition (the “Transaction”) was completed in accordance with the terms and conditions of the Share Exchange Agreement between Keewatin, Keewatin Windpower Inc., a wholly owned subsidiary of Keewatin (“ExchangeCo”), Sky Harvest and all of the shareholders of Sky Harvest dated for reference May 11, 2009.

Pursuant to the terms of the Share Exchange Agreement, each shareholder of Sky Harvest received 1.5 shares in the capital of Keewatin for each 1 common share of Sky Harvest they held prior to closing. In exchange for all of the issued and outstanding shares of Sky Harvest, on July 13, 2009 Keewatin issued a total of:

(i)

220,500 shares of its common stock to Sky Harvest Shareholders resident in the U.S. pursuant to Rule 506 of Regulation D of the Securities Act of 1933 (the “1933 Act”), each of whom represented that they were an “accredited investor” as such term is defined in Regulation D;

(ii)

720,000 shares of its common stock to Sky Harvest shareholders pursuant to Regulation S of the 1933 Act, each of whom represented that they were not a “U.S. person” as such term is defined in Regulation S of the 1933 Act; and

(iii)

16,400,016 exchangeable shares of its subsidiary ExchangeCo, each of which is exchangeable into one share of Keewatin in accordance with the terms and conditions of the Share Exchange Agreement, the Voting and Exchange Trust Agreement and the Exchangeable Share Support Agreement entered into concurrently with the closing of the Transaction. The exchangeable shares were issued to Sky Harvest shareholders in order to minimize any adverse tax consequences for Canadian shareholders of Sky Harvest.

In connection with the Transaction, Keewatin received a fairness opinion prepared by an independent valuator. Following closing of the Transaction, Keewatin has 13,332,000 shares of common stock issued and outstanding and 16,400,016 shares of its common stock reserved for issuance upon conversion of the exchangeable shares. Current directors and officers of Keewatin received an aggregate of 9,166,500 exchangeable shares in connection with the transaction. The current directors of Keewatin are also directors, officers and shareholders of Sky Harvest.

Voting and Exchange Trust Agreement

As a condition of the closing of the Share Exchange Agreement, Keewatin agreed to enter into a Voting and Exchange Trust Agreement (the “Trust Agreement”) dated for reference May 11, 2009 with ExchangeCo and Valiant Trust Company (the “Trustee”). Pursuant to the terms of the Trust Agreement, the parties created a trust for the benefit of the exchangeable shareholders of ExchangeCo enabling the Trustee to exercise the voting rights of the exchangeable shareholders until such time as they choose to exercise their exchangeable share rights, and allowing the Trustee to hold certain exchange rights in respect of the exchangeable shares. As a condition of the agreement, Keewatin agreed to file a Certificate of Designation with the Nevada Secretary of State, effective July 13, 2009, designating a class of its preferred shares as Series A Special Voting Shares (the “Special Voting Share”) and issue a Special Voting Share to the Trustee. The Special Voting Share entitles the Trustee to exercise the number of votes equal to the number of exchangeable shares outstanding in ExchangeCo during the term of the agreement. The agreement further sets out the terms and conditions under which Exchangeable shareholders are entitled to instruct the Trustee as to how to vote during any stockholder meetings of Keewatin.

Also pursuant to the terms of the Trust Agreement, Keewatin granted the Trustee the right to require Keewatin to purchase the exchangeable shares from any beneficiary upon the occurrence of certain events including in the event that Keewatin is bankrupt, insolvent or wound up. The Trust Agreement continues to remain in force until the earliest of the following events: (i) not outstanding exchangeable shares are held by any beneficiary under the agreement; (ii) each of Keewatin and ExchangeCo elects to terminate the Trust in writing and the termination is approved by the beneficiaries; and (iii) 21 years from the date of the agreement. The Trust Agreement is governed by the laws of British Columbia.

Exchangeable Share Support Agreement

As a condition of the closing of the Share Exchange Agreement, Keewatin agreed to enter into the Exchangeable Share Support Agreement (the “Support Agreement”) with ExchangeCo dated for reference May 11, 2009. Pursuant to the terms of the terms of the Support Agreement Keewatin agreed to certain covenants while the exchangeable shares were outstanding, including: not to declare or pay any dividends on its common stock unless simultaneously declaring the equivalent dividend for the exchangeable shareholders, advising ExchangeCo in advance of any dividend declaration by Keewatin, taking all actions reasonably necessary to enable ExchangeCo to pay and otherwise perform its obligations with respect to the issued and outstanding exchangeable shares, taking all actions to ensure that Keewatin’s common stock continues to be listed, quoted or posted for trading on all stock exchanges the shares are currently listed, to ensure that shares of Keewatin are delivered to exchangeable shareholders upon exercise of certain conversion rights set out in the agreement and in the exchangeable share provisions, and reserving for issuance and keeping available from its authorized common stock such number of shares as may be equal to: (i) the number of exchangeable shares issued and outstanding from time to time; and (ii) the number of exchangeable shares issuable upon the exercise of all rights to acquire exchangeable shares from time to time.

The Support Agreement also outlines certain restrictions on Keewatin’s ability to issue any dividends, rights, options or warrants to all or substantially all of its shareholders during the term of the agreement unless the economic equivalent is provided to the exchangeable shareholders. The Support Agreement is governed by the laws of British Columbia.

Name Change to Sky Harvest Windpower Corp.

Following completion of the Transaction, Sky Harvest has become a wholly owned subsidiary of Keewatin. Keewatin intends to change its name from “Keewatin Windpower Corp.” to “Sky Harvest Windpower Corp.”. Keewatin intends to continue to advance the development of the Sky Harvest wind power project on approximately 8,500 acres of land located in southwestern Saskatchewan.

Readers should refer to entire text of the Share Exchange Agreement, Voting and Exchange Trust Agreement and Exchangeable Share Support Agreement which are filed as exhibits to this Current Report on Form 8-K.

Item 2.01               Completion Of Acquisition Or Disposition Of Assets

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 3.02               Unregistered Sales Of Equity Securities

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 5.01               Changes In Control Of Registrant

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K are the following audited financial statements of Sky Harvest Windpower Corp., prepared in accordance with US generally accepted accounting principles and stated in US dollars:

1.	Report of Independent Registered Public Accounting Firm;

2.	Balance Sheet as at May 31, 2008;

3.	Statements of Operations for the years ended May 31, 2008 and 2007

4.	Statements of Cash Flows for the years ended May 31, 2008 and 2007

5.	Notes to the Financial Statements

Included herein as Exhibit 99.2 to this Current Report on Form 8-K are the following unaudited financial statements of Sky Harvest Windpower Corp., prepared in accordance with US generally accepted accounting principles and stated in US dollars:

1.	Balance Sheet as at February 28, 2009;

2.	Statements of Operations for the nine month periods ended February 28, 2009 and February 29, 2008

3.	Statements of Cash Flows for the nine month periods ended February 28, 2009 and February 29, 2008

4.	Notes to the Financial Statements

(b)        Pro forma Financial Information.

Pro Forma Financial Statements of Keewatin Windpower Corp. as at February 28, 2009 are included as exhibit 99.3 to this current report on Form 8-K.

(d)        Exhibits

3.1*	Certificate of Designation dated July 13, 2009

10.1

Share Exchange Agreement dated for reference May 11, 2009 between Keewatin Windpower Corp., Keewatin Windpower Inc., Sky Harvest Windpower Corp. and the shareholders of Sky Harvest Windpower Corp. (Filed as an exhibit to Keewatin’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2009)

10.2*	Exchangeable Share Support Agreement dated for reference May 11, 2009 between Keewatin Windpower Corp. and Keewatin Windpower Inc.

10.3*	Voting and Exchange Trust Agreement dated for reference May 11, 2009 between Keewatin Windpower Corp., Keewatin Windpower Inc. and Valiant Trust Company

99.1*	Audited Financial Statements of Sky Harvest Windpower Corp. for the years ended May 31, 2008 and 2007

99.2*	Interim Unaudited Financial Statements of Sky Harvest Windpower Corp. for the nine month period ended February 28, 2009

99.3*	Pro Forma Financial Statements of Keewatin Windpower Corp. as at February 28, 2009

99.4*	Press Release dated July 14, 2009 announcing closing of acquisition of Sky Harvest Windpower Corp.

Notes

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEEWATIN WINDPOWER CORP.

/s/ Chris Craddock
Chris Craddock
President

Date July 14, 2009